UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 16, 2018
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2018, the Federal Home Loan Bank of Boston's (the “Bank's”) board of directors (the “Board”) declared that Michael R. Tuttle, Joan Carty, and Patrick E. Clancy had been re-elected and Richard E. Wyman had been elected to the Board for four-year terms commencing on January 1, 2019 (the “Director Elections”). Also on October 19, 2018, the Board approved the 2019 Director Compensation Policy, which, along with the Director Elections, the Bank reported via Form 8-K filed with the Securities and Exchange Commission on October 19, 2018 (the “Original Form 8-K”). At that time, the 2019 Board committee assignments (the “Committee Assignments”) had not been made. On December 14, 2018, the Board made the Committee Assignments. This Form 8-K/A amends the Original Form 8-K to disclose the Committee Assignments, which are as follows.

EXECUTIVE COMMITTEE

Chair:    Andrew J. Calamare
Vice Chair: Stephen G. Crowe
Joan Carty
John W. McGeorge
Martin J. Geitz
Cornelius K. Hurley
Jay F. Malcynsky
Emil J. Ragones
John F. Treanor

AUDIT COMMITTEE

Chair: Emil J. Ragones
Vice Chair: Stephen G. Crowe
Eric Chatman
Antoinette C. Lazarus
Jay F. Malcynsky
John F. Treanor
Richard E. Wyman

FINANCE COMMITTEE

Chair: John F. Treanor
Vice Chair: Cornelius K. Hurley
Emil J. Ragones
Gregory R. Shook
John C. Witherspoon
Richard E. Wyman

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair: Jay F. Malcynsky
Vice Chair: Donna L. Boulanger
Martin J. Geitz
John W. McGeorge

John F. Treanor

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair: Joan Carty
Vice Chair: Patrick E. Clancy
Donna L. Boulanger
Michael R. Tuttle
John C. Witherspoon

HUMAN RESOURCES AND COMPENSATION COMMITTEE

Chair: John W. McGeorge
Vice Chair: Michael R. Tuttle
Joan Carty
Martin J. Geitz
Antoinette C. Lazarus
Gregory R. Shook

RISK COMMITTEE

Chair: Martin J. Geitz
Vice Chair: Patrick E. Clancy
Donna L. Boulanger
Eric Chatman
Cornelius K. Hurley
Gregory R. Shook
Michael R. Tuttle

AD HOC REMEDIATION COMMITTEE

Chair: Cornelius K. Hurley
Patrick E. Clancy
Stephen G. Crowe
Jay F. Malcynsky

The chair of the Board is an ex-officio member of all committees of the Board. However, the chair is not counted in determining the number of committee members necessary to constitute a quorum; but, if present, the chair is counted for purposes of establishing a quorum at any such committee meeting and is entitled to vote unless otherwise provided in a committee’s charter.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 17, 2018	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer